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                                                                   EXHIBIT 10.21

                               THIRD AMENDMENT OF
                                 LOAN AGREEMENT

     THIS THIRD AMENDMENT OF LOAN AGREEMENT ("Amendment") is made this 24th day of August, 2005 by Summit Hotel Properties, LLC, a South Dakota limited liability company ("Borrower") and First National Bank of Omaha, a national banking association ("Bank") and amends that certain Loan Agreement dated July 20, 2004 between Borrower and Bank ("Loan Agreement").

     WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, Bank extended to Borrower a Line of Credit in the maximum principal amount of $ 18,000,000.00 more fully described in the Loan Agreement;

     WHEREAS, pursuant to that certain First Amendment of Loan Agreement dated October 1, 2004 and under the terms and conditions thereof, Borrower requested and Bank advanced the Boise Acquisition Advance;

     WHEREAS, under the terms of that certain Second Amendment of Loan Agreement dated June 9, 2005 and under the terms and conditions thereof, the maximum principal amount available under the Line of Credit was increased to $25,000,000.00, and allowed Borrower to use Advances to construct improvements to Property acquired by Borrower; and

     WHEREAS, under the terms of this Amendment, Borrower has requested and Bank has agreed to extend the Termination Date.

     NOW, THEREFORE, in consideration of the amendments to the Loan Agreement provided for below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

     1. Capitalized terms used herein shall have the meaning given to such terms in the Loan Agreement, unless specifically defined herein.

     2. Section 1.1 of the Loan Agreement is hereby amended by deleting the reference to July 20, 2006 as the Termination Date and inserting in lieu thereof June 24, 2007. Any other reference in the Loan Agreement and the other Loan Documents to the Termination Date shall be amended consistent with the foregoing.

     3. Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed by Borrower. To the extent necessary, the other Loan Documents are hereby amended to be consistent with the terms of this Amendment.

     4. Borrower certifies and reaffirms by its execution hereof that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true as of this date, and that no Event of Default under the Loan Agreement or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof.

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     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

                                        FIRST NATIONAL BANK OF OMAHA


                                        By:
                                            ------------------------------------
                                        Title:
                                               ---------------------------------


                                        SUMMIT HOTEL PROPERTIES, LLC,
                                        a South Dakota limited liability
                                        company, by its Company Manager,
                                        THE SUMMIT GROUP, INC.


                                        By: /s/ Kerry W. Boekelheide
                                            ------------------------------------
                                            Kerry W. Boekelheide,
                                            President

Acknowledged, accepted and consented to this 24th day of August, 2005 by:

THE SUMMIT GROUP, INC.


By: /s/ Kerry W. Boekelheide
    ---------------------------------
    Kerry W. Boekelheide, President


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